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                                                                    EXHIBIT 99.2

                                     PROXY

                               HADCO CORPORATION

            PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, JUNE 23, 2000

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Horace H. Irvine II, Andrew E. Lietz and F. Gordon Bitter, and each of them, proxies, with full power of substitution, to vote all shares of the stock of the Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders of Hadco Corporation to be held on June 23, 2000 at 10:00 a.m. at Testa, Hurwitz & Thibeault, LLP, Conference Center, 20th Floor, High Street Tower, 125 High Street, Boston, Massachusetts, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated May 22, 2000, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof including, without limitation, potential adjournments or postponements for the purpose of soliciting additional proxies in order to approve the proposal on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR APPROVING THE AGREEMENT AND PLAN OF MERGER AMONG SANMINA CORPORATION, SANM ACQUISITION SUBSIDIARY, INC. AND HADCO CORPORATION DATED AS OF APRIL 17, 2000, AS AMENDED, AND THE MERGER.

SEE REVERSE SIDE                                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

(CONTINUED FROM OTHER SIDE)

1. To approve the Agreement and Plan of Merger dated as of April 17, 2000 among Sanmina Corporation, SANM Acquisition Subsidiary, Inc. ("Merger Sub") and Hadco Corporation, as amended (the "Merger Agreement") and the Merger, pursuant to which Merger Sub will merge with and into Hadco on and subject to the terms contained in the Merger Agreement.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

                                                  MARK HERE FOR ADDRESS CHANGE
                                                  AND NOTE AT LEFT           [ ]

                                                  If signing as attorney,
                                                  executor, trustee or guardian,
                                                  please give your full title as
                                                  such.

                                                  Signature:
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                                                  Date:
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                                                  Signature:
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                                                  Date:
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